EXHIBIT 99.1

                 FORM OF RIGHTS CERTIFICATE: COMMON STOCKHOLDER

-----------------   -------------------   -----------------   -----------------
    SEQUENCE            ACCOUNT KEY            RIGHT #        RIGHT TO PURCHASE


                            ------------------------
                                     RIGHTS

                               TEL-SAVE.COM, INC.

                                     RIGHTS
                                   CERTIFICATE

                   FOR INFORMATION AND ASSISTANCE PLEASE CALL:


        The undersigned has Rights of Tel-Save.com, Inc. (the "Company"), entitling the undersigned to purchase the Company's common stock, par value $0.01 per share (the "Common Stock"), offered by the Company by its prospectus dated _____________ (the "Prospectus"), subject to the terms described in the Prospectus.

     By executing this Rights Certificate, the undersigned acknowledges having received and read the Prospectus, and understands that as a Rightsholder (as defined in the Prospectus), subject to certain limitations stated in the Prospectus, the undersigned is entitled to purchase the number of shares of Common Stock, as is shown above based on a purchase price of $________ per share of Common Stock.


                                    By _________________________________________
                                    as Rights Agent

IMPORTANT: PAYMENT FOR SHARES OF COMMON STOCK MUST BE MADE BY WIRE TRANSFER, CHECK OR MONEY ORDER PAYABLE TO ____________________________________, IN U.S.
DOLLARS BEFORE THE APPLICABLE EXPIRATION DATE. IN ORDER TO EXERCISE A RIGHT, THE RIGHTSHOLDER MUST FORWARD TO THE COMPANY A CHECK PAYABLE TO TEL-SAVE.COM, INC. IF FULL PAYMENT IS NOT RECEIVED BY ________________________ AND TEL-SAVE.COM, INC. BEFORE THE APPLICABLE EXPIRATION DATE YOUR PURCHASE WILL BE REJECTED.

AN EXERCISE FOR SHARES OF COMMON STOCK IS IRREVOCABLE.

THESE SECURITIES MAY BE REDEEMED BY THE COMPANY UPON THE TERMS DESCRIBED IN THE PROSPECTUS.

THE SECURITIES REPRESENTED BY THIS RIGHTS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR ENCUMBERED OR IN ANY OTHER WAY ALIENATED. ANY PURPORTED SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OR OTHER ALIENATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE NULL AND VOID.

              RIGHTS TO PURCHASE SHARES OF COMMON STOCK OFFERED BY
                               TEL-SAVE.COM, INC.


     Exercise of Rights may have significant tax consequences. See "Certain Federal Income Tax Consequences" in the accompanying Prospectus.

     Upon the terms and subject to the conditions specified in the Prospectus, the undersigned hereby:

A.   Purchases shares of Common Stock as follows:

     1.   NUMBER OF SHARES OF COMMON  STOCK  SUBSCRIBED  FOR PURSUANT TO RIGHTS:
          ___________________ (May not exceed the number of Rights on the face of this certificate)

     2.   EXERCISE PRICE PER SHARE: $___________________________________

     3.   TOTAL  AMOUNT OF PAYMENT FOR SHARES OF COMMON  STOCK TO BE  PURCHASED:
          $__________________ (Line 1 multiplied by line 2)

          Check one box:

     o    Enclosed is my check or money order payable to [AGENT].

     o Payment has been made by wire transfer to the Rights Agent's account (wire instructions are in the Prospectus).

B.   Certifies as follows (check one and complete blanks):

     o As of December 31, 1998, I was the record holder AND beneficial owner of the shares of Common Stock to which the Rights exercised hereunder relate, and,

          (i) as of December 31, 1998, I beneficially owned __________________ shares of Common Stock; and

          (ii) as of the date hereof, I continue to be the record holder and beneficial owner of _________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since the Record Date.

     o As of the Record Date of the Rights exercised hereunder, ________________ was the beneficial owner and the undersigned was the record holder of the shares of Common Stock to which the Rights exercised hereunder relate, and,

          (i) As of December 31, 1998 _________________ beneficially owned __________________ shares of Common Stock; and

          (ii) as of the date hereof, _____________________ continues to be the beneficial owner of ___________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since the Record Date.

AS DESCRIBED IN THE PROSPECTUS, ONE RIGHT WILL BE FORFEITED FOR EVERY 20 SHARES OF COMMON STOCK (OR PORTION THEREOF) SOLD OR TRANSFERRED BEWTEEN DECEMBER 31, 1998 AND THE DATE OF EXERCISE.

RETURN THIS FORM IN THE BLUE PRE-ADDRESSED STAMPED ENVELOPE ALONG WITH A PAYMENT IN U.S. DOLLARS BY CHECK, DRAFT OR MONEY ORDER PAYABLE TO [AGENT], (OR PAYMENT MAY BE MADE BY WIRE TRANSFER) TO:

                BY MAIL:                            BY HAND/OVERNIGHT
                                                        DELIVERY:


     Acceptance or rejection by the Company of this executed Rights Certificate shall be effective in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

     Shares of Common Stock will be registered in the same manner as set forth on the face of this Rights Certificate. Stock certificates evidencing such shares of Common Stock will be sent to you as soon as practicable after receipt of valid payment therefor.

Date:  ____________________

Signature:  __________________________________

Day Phone: (   ) _____________________________
Eve Phone: (   ) _____________________________

              FORM OF RIGHTS CERTIFICATE: OPTION OR WARRANT HOLDER


-----------------   -------------------   -----------------   -----------------
    SEQUENCE            ACCOUNT KEY            RIGHT #        RIGHT TO PURCHASE


                            ------------------------
                                     RIGHTS

                               TEL-SAVE.COM, INC.

                                     RIGHTS
                                   CERTIFICATE

                   FOR INFORMATION AND ASSISTANCE PLEASE CALL:


     The undersigned has Rights of Tel-Save.Com, Inc. (the "Company"), entitling the undersigned to purchase the Company's common stock, par value $0.01 per share (the "Common Stock"), offered by the Company by its prospectus dated _____________, 199__ (the "Prospectus"), subject to the terms described in the Prospectus.

     By executing this Rights Certificate, the undersigned acknowledges having received and read the Prospectus, and understands that as a Holder of Rights (as defined in the Prospectus), subject to certain limitations stated in the Prospectus, the undersigned is entitled to purchase the number of shares of Common Stock, as is shown above based on a purchase price of $________ per share of Common Stock.

                                    By _________________________________________
                                    as Rights Agent

IMPORTANT: PAYMENT FOR SHARES OF COMMON STOCK MUST BE MADE BY WIRE TRANSFER, CHECK OR MONEY ORDER PAYABLE TO ____________________________________, IN U.S.
DOLLARS BEFORE THE APPLICABLE EXPIRATION DATE. IN ORDER TO EXERCISE A RIGHT, THE RIGHTSHOLDER MUST FORWARD TO THE COMPANY A CHECK PAYABLE TO TEL-SAVE.COM, INC. IF FULL PAYMENT IS NOT RECEIVED BY ________________________ AND TEL-SAVE.COM, INC. BEFORE THE APPLICABLE EXPIRATION DATE YOUR PURCHASE WILL BE REJECTED.

AN EXERCISE FOR SHARES OF COMMON STOCK IS IRREVOCABLE.

THESE SECURITIES MAY BE REDEEMED BY THE COMPANY UPON THE TERMS DESCRIBED IN THE PROSPECTUS.

THE SECURITIES REPRESENTED BY THIS RIGHTS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR ENCUMBERED OR IN ANY OTHER WAY ALIENATED. ANY PURPORTED SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OR OTHER ALIENATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE NULL AND VOID.

              RIGHTS TO PURCHASE SHARES OF COMMON STOCK OFFERED BY
                               TEL-SAVE.COM, INC.

     Upon the terms and subject to the conditions specified in the Prospectus, the undersigned hereby:

A.   Purchases shares of Common Stock as follows:

     1.   NUMBER OF SHARES OF COMMON  STOCK  SUBSCRIBED  FOR PURSUANT TO RIGHTS:
          __________ (May not exceed the number of Rights on the face of this certificate)

     2.   EXERCISE PRICE PER SHARE:
          $___________________________________________________

     3.   TOTAL  AMOUNT OF PAYMENT FOR SHARES OF COMMON  STOCK TO BE  PURCHASED:
          $_________ (Line 1 multiplied by line 2)

          Check one box:

     o    Enclosed is my check or money order payable to [AGENT].

     o Payment has been made by wire transfer to the Rights Agent's account (wire instructions are in the Prospectus).

B.   Certifies as follows (check one):

     o As of the date on which I exercised stock options or warrants for the Common Stock to which the Rights exercised hereunder relate, I was the record holder and beneficial owner of the shares of such Common Stock; and

          (i) Upon the exercise of my options or warrants, I became the beneficial owner of __________________ shares of Common Stock; and

          (ii) as of the date hereof, I continue to be the record holder and beneficial owner of_________________ shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since I exercised my stock options or warrants.

     o As of the date on which the stock options or warrants were exercised to purchase the Common Stock to which the Rights exercised hereunder relate, ________________ was the beneficial owner and the undersigned was the record holder of the shares of such Common Stock, and

          (i) Upon the exercise of options or warrants, _________________ became the beneficial owner of __________________ shares of Common Stock; and

          (ii) as of the date hereof,______________________ continues to be the record holder and beneficial owner of _________________ the shares of Common Stock listed in (i), having not transferred, assigned, pledged or otherwise encumbered beneficial ownership of such shares since exercising the stock options or warrants.

AS DESCRIBED IN THE PROSPECTUS, ONE RIGHT WILL BE FORFEITED FOR EVERY 20 SHARES OF COMMON STOCK (OR PORTION THEREOF) SOLD OR TRANSFERRED BEWTEEN THE DATE OF EXERCISED OF THE OPTION OR WARRANT AND THE DATE OF EXERCISE OF THIS RIGHT.

RETURN THIS FORM IN THE BLUE PRE-ADDRESSED STAMPED ENVELOPE ALONG WITH A PAYMENT IN U.S. DOLLARS BY CHECK, DRAFT OR MONEY ORDER PAYABLE TO [AGENT], (OR PAYMENT MAY BE MADE BY WIRE TRANSFER) TO:

                BY MAIL:                            BY HAND/OVERNIGHT
                                                        DELIVERY:


     Acceptance or rejection by the Company of this executed Rights Certificate shall be effective in accordance with the terms set forth in the Prospectus. All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Company, whose determinations shall be final and binding.

     Shares of Common Stock will be registered in the same manner as set forth on the face of this Rights Certificate. Stock certificates evidencing such shares of Common Stock will be sent to you as soon as practicable after receipt of valid payment therefor.


Date:  ____________________

Signature:  ____________________________________

Day Phone: (   ) _______________________________
Eve Phone: (   ) _______________________________

                           FORM OF RIGHTS CERTIFICATE
                                     PART 2


SPECIAL DELIVERY INSTRUCTIONS FOR RIGHTSHOLDERS: UNLESS OTHERWISE INDICATED BELOW. THE RIGHTS AGENT IS HEREBY AUTHORIZED TO DELIVER CERTIFICATES FOR COMMON STOCK TO RIGHTSHOLDERS AT THE ADDRESS SET FORTH ABOVE.

To be completed ONLY if the certificate representing the Common Stock is to be sent to an address other than that shown above.

Mal and deliver to:

Name:
     -----------------------------               -------------------------------
         (Please Print)                          Street Address

----------------------------------               -------------------------------
City       State         Zip Code                Social Security or Tax ID#

================================================================================
                                 ACKNOWLEDGMENT


            THE RIGHTS CERTIFICATE IS NOT VALID UNLESS YOU SIGN BELOW

     I/We acknowledge receipt of the Prospectus and understand that after delivery to the Company, I/We may not modify or revoke this exercise.

     Under penalties of perjury, I/We certify that the information contained herein, including the social security number or taxpayer identification number given above, is correct.

     The signature below must correspond with the name of the registered holder exactly as it appears on the books of the Company's transfer agent without any alteration or change whatsoever.

--------------------------------------------------------------------------------
                        Signature(s) of registered holder


     Dated:
           -------------------

     If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officers(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.

Name:                                     Daytime Phone (   )
     --------------------------                              -------------------
          (Please Print)
                                          Evening Phone (   )
                                                             -------------------

Capacity:
         ----------------------------
               (Full Title)

Address:
        -----------------------------           Social Security or Taxpayer ID#
            (Including Zip Code)
                                                --------------------------------

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)

     All Rightsholders who specify special delivery instructions must have their signatures guaranteed by an Eligible Institution. An "Eligible Institution" for this purpose is a bank, stockbroker, savings and loan association and credit union with membership in an approved signature guaranteed medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

Authorized signature                         Name of Firm
                    --------------------                 -----------------------
Name                                         Address
    ------------------------------------            ----------------------------
Title                                        Area Code and
     -----------------------------------     Telephone Number
Dated                                                        -------------------
     -----------------------------------

NAME
    ----------------------------------------------------------------------

ADDRESS
       -------------------------------------------------------------------
                           (CITY, STATE AND ZIP CODE)

-------------------------------------------------------------------------------------------------------------
                                               PAYER'S NAME:
-------------------------------------------------------------------------------------------------------------
---------------------------- -------------------------------------------- -----------------------------------
SUBSTITUTE                   PART 1:  PROVIDE YOUR TIN IN THE BOX TO      __________________________________
FORM       W-9               THE RIGHT AND CERTIFY BY SIGNING AND         Social Security Number OR

                             DATING BELOW

                                                                          ----------------------------------
                                                                          Employer Identification No.

---------------------------- -------------------------------------------- -----------------------------------

DEPARTMENT OF THE TREASURY   PART 2: CERTIFICATION.  Under penalties of perjury,
INTERNAL REVENUE SERVICE     I certify that (1) the number above on this form is
                             my correct Taxpayer  Identification Number (or I am
                             waiting for a number to be issued to me), and (2) I
                             am not subject to backup withholding either because
                             I am exempt  from  backup  withholding,  I have not
                             been  notified  by the  IRS  that I am  subject  to
                             backup  withholding  as a result  of a  failure  to
                             report all  interest or  dividends,  or the IRS has
                             notified  me that I am no longer  subject to backup
                             withholding.

---------------------------- --------------------------------------------------------------------------------

PAYER'S REQUEST FOR          PART 3:
TAXPAYER
IDENTIFICATION
NUMBER
(TIN)                        Awaiting TIN

---------------------------- --------------------------------------------------------------------------------

FOR PAYEE EXEMPT FROM        PART 4:
BACKUP WITHHOLDING

                             Exempt:

                             Certificate  Instructions.  You must cross out item
                             (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

---------------------------- --------------------------------------------------------------------------------

                             Signature:___________________________________________  Date:________________

                             Name (Please Print):  ______________________________________________________

---------------------------- --------------------------------------------------------------------------------

NOTE:FAILURE TO COMPLETE  AND RETURN THIS FORM MAY RESULT IN BACKUP  WITHHOLDING
     OF 31% OF ANY DIVIDEND PAYMENTS MADE TO YOU ON SHARES OF CLASS B COMMON STOCK ISSUED UPON EXERCISE OF THE RIGHTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM 2-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable dividend payments made to me thereafter on shares of Common Stock issued upon exercise of the Rights will be withheld until I provide a taxpayer identification number.


---------------------------------        ---------------------------------------
           Signature                                       Date

---------------------------------
         Name (Please Print)

--------------------------------------------------------------------------------